UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2013

Global Food Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31385	52-2257546
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

802 N Douty Street, Hanford, California 93230

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 559-589-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 10, 2013, Gary L. Nielsen resigned as a member of the Board of Directors of Global Food Technologies, Inc., and from his position as a member of the Board’s Audit, Compensation and Nominating and Governance Committees. Mr. Nielsen had served as a member of the Board of Directors for ten years and indicated that he thought it was time for a new director to serve on the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2013	GLOBAL FOOD TECHNOLOGIES, INC.

By: /s/ Marshall F Sparks
Marshall F. Sparks, Chief Financial Officer